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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QUIXOTE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice and Agenda of the Annual Meeting of Stockholders
To be held Thursday, November 19, 2009

To the Stockholders of Quixote Corporation:

        The Annual Meeting of Stockholders of Quixote Corporation (the "Company") will be held on Thursday, November 19, 2009, at 10:00 a.m., Central Standard Time, at the Hotel Monaco, 225 North Wabash Avenue, Athens Room, Floor 3R, Chicago, Illinois 60601 for the following purposes:

  1.
  To elect the three director nominees named in this proxy statement;

  2.
  To approve the Stockholder Rights Plan (the "Rights Plan") approved by the Board of Directors on March 16, 2009;

  3.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on September 21, 2009 will be entitled to notice of, and to vote at, the meeting.

        Your vote is very important, and we request that you vote your shares as promptly as possible. You may vote your shares in a number of ways. You may fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If you have shares registered in your own name, or for most of you who hold your shares with a bank or broker, you may choose to vote your shares via the Internet or by telephone. Instructions are on the proxy card if these alternatives are available to you.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 19, 2009: The Proxy Statement and Annual Report to Stockholders for the fiscal year ended June 30, 2009 are available free of charge at www.quixotecorp.com and by clicking on "Investor Info" and then "Annual Meeting Materials."

        We appreciate your cooperation and we thank you.

By order of the Board of Directors,
Joan R. Riley Secretary
Chicago, Illinois October 13, 2009

I M P O R T A N T

                A Proxy Statement and Proxy Card are submitted with this Notice. All stockholders are urged to read the Proxy Statement and to vote promptly. Stockholders are encouraged to vote their shares electronically by following the instructions on the proxy card, or by signing, dating and returning the enclosed proxy form in the envelope provided. No postage is required if mailed in the United States. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting at the principal offices of the Company, 35 East Wacker Drive, 11th Floor, Chicago, Illinois 60601.

October 13, 2009

PROXY STATEMENT
For the Annual Meeting of Stockholders
To be held Thursday, November 19, 2009

Proxy Solicitation

        This Proxy Statement is furnished to stockholders of Quixote Corporation ("we", "us" or the "Company"), on or about October 13, 2009, in connection with the solicitation of proxies on behalf of the Board of Directors to be voted at the Annual Meeting of Stockholders on Thursday, November 19, 2009, at 10:00 a.m., Central Standard Time, at the Hotel Monaco, 225 North Wabash Avenue, Athens Room, Floor 3R, Chicago, Illinois 60601 and at any adjournment thereof. The matters expected to be acted upon at the meeting are set forth in the preceding Notice of Annual Meeting. While the Notice of Annual Meeting calls for the transaction of such other business as may properly come before the meeting, at present management has no knowledge of any matters to be presented for action by the stockholders except as already set forth.

        The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders beginning on or about October 13, 2009. We will bear the costs of soliciting proxies. Such costs include preparation, printing and mailing of the Notice of Annual Meeting, Proxy Card and this Proxy Statement. In addition to the use of the mails, proxies may be solicited by personal or telephone conversation, facsimile or by our directors, officers and employees, for which they will not receive any additional compensation. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of Common Stock held by such persons, and we will reimburse them for reasonable out-of-pocket expenses. We have also engaged the firm of MacKenzie Partners, Inc. to assist in the solicitation of proxies at a cost of approximately $20,000.

Voting and Revocability of Proxy

        Properly executed proxies received prior to the meeting will be voted at the meeting. If a stockholder designates how the proxy is to be voted on any business to come before the meeting, the signed proxy will be voted in accordance with such designation. If you return a signed proxy card without indicating your vote on a matter submitted at the meeting, your shares will be voted on a particular matter as follows: (1) FOR the election of the nominees named below as Directors, (2) for the approval of the Stockholder Rights Plan (the "Plan"), and (3) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm. If you hold your shares in your name as a registered holder and not through a bank or brokerage firm, you may submit your vote in person at the Annual Meeting. Please note that if you hold your shares through a bank or broker and you want to vote in person at the meeting, you must obtain a proxy from your bank or broker authorizing you to vote those shares and you must bring this proxy to the meeting. If any other business properly comes before the meeting or any adjournment or postponement, it is the intention of the persons named in the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

        If you are a registered holder, you may revoke a proxy at any time before it is exercised by writing to the Secretary of the Company at its principal office, 35 East Wacker Drive, Suite 1100, Chicago, Illinois 60601, submitting a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any vote you cast in person will supersede any previous votes that you submitted. If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions.

Record Date and Voting Rights

        Only stockholders of record owning the Company's common stock, $.01 2/3 par value ("Common Stock"), at the close of business on September 21, 2009, will be entitled to vote at the Annual Meeting or any adjournment. On that date, we had outstanding 9,333,867 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

        Votes cast at the meeting by proxy or in person will be tabulated by an inspector of election. The inspector of election will treat shares of Common Stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes (described below) are counted as present and entitled to vote for purposes of determining a quorum.

        The three nominees for Director (Proposal 1) will be elected if they receive the affirmative vote of at least sixty percent of the outstanding shares of the Company's Common Stock entitled to be cast at this meeting. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy and entitled to vote is necessary to approve our Stockholder Rights Plan (Proposal 2) and to ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the Company (Proposal 3).

        Shares voted as abstentions on any matter (or a "withhold" vote as to a Director) will be counted as shares that are present and entitled to vote for purposes of determining a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. Abstentions and withheld votes have the effect of votes against a matter.

Broker Non-Votes

        A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote on a particular matter because the broker has not received voting instructions from its customer and does not have authority to vote on that matter without such instructions. "Broker non-votes" are treated as present for purposes of determining a quorum but are not counted as withheld votes, votes against the matter in question, or as abstentions, nor are they counted in determining the number of votes present for the particular matter. With respect to the election of Directors, "broker non-votes" will have the effect of votes withheld from the directors.

        Under the rules of the New York Stock Exchange, if a broker holds shares in the name of a stockholder and delivers this Proxy Statement to the stockholder, the broker, in the absence of voting instructions from the stockholder, is entitled to vote the stockholder's shares on Proposals 1 and 3.

PROPOSAL 1—ELECTION OF THREE DIRECTORS

        Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class serves a three-year term.

        Currently, our Board of Directors has seven members, two of whom have a term that expires at the 2009 Annual Meeting of Stockholders (the "2009 Class"), two of whom have a term that expires at the 2010 Annual Meeting of Stockholders (the "2010 Class") and three of whom have a term that expires at the 2011 Annual Meeting of Stockholders (the "2011 Class"). In addition, our By-Laws require that any person appointed to serve as a director to fill an unexpired term must be submitted to a vote of the stockholders at their next annual meeting (or the annual meeting following the next meeting, depending on the timing of the appointment), regardless of when the term is scheduled to expire. Therefore, at this year's Annual Meeting, we are scheduled to elect two persons to serve as Directors until the 2012 Annual Meeting and one person to serve as Director until the 2010 Annual Meeting.

        The Board of Directors has nominated two new persons to serve as Directors for a three-year term expiring at the 2012 Annual Meeting and until their successors are elected and qualified. One nominee, Bruce Reimer, is our Chief Executive Officer and President and the second nominee, Clifford D. Nastas, was recommended by a third-party executive search firm engaged by our Nominating Committee. The Board of Directors has nominated our current director, Lawrence C. McQuade, to serve for the remaining one-year term in the 2010 Class and until his successor is elected and qualified. One Director serving in the 2009 Class and one Director serving the remaining one-year term in the 2010 Class will not be standing for election as Directors at this year's Annual Meeting.

        All proxies will be voted in accordance with the stated instructions for Proposal 1. If a nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. The Board of Directors currently has no reason to believe that any of the nominees will be either unwilling or unable to serve as a Director if elected. Proxies given by stockholders cannot be voted for more than three persons.

        It is the Company's policy that all Directors and nominees should attend annual meetings, and we currently expect that all of them will attend the meeting. All of the Company's Directors attended the 2008 Annual Meeting of Stockholders.

Information Concerning the Nominees for Director and Directors Continuing in Office

        The information appearing in this section in regard to age and principal occupation or employment has been furnished to us by the nominees for Director and by each Director continuing in office. Information relating to the beneficial ownership of the Company's Common Stock by Directors and the nominees for Director is shown below in the section of this Proxy Statement entitled "Stock Ownership of Certain Beneficial Owners".

 NOMINEES FOR DIRECTORS FOR A THREE-YEAR TERM
EXPIRING IN 2012

  Bruce Reimer

        Mr. Reimer, 51, was appointed President and Chief Executive Officer of the Company effective January 1, 2009. He also serves as Chief Executive Officer and a Director of each of the Company's subsidiaries. Prior to his appointment, Mr. Reimer served as President of the Company's Inform Segment and as Executive Vice President of Highway Information Systems, Inc., Surface Systems, Inc. and Nu-Metrics, Inc., the three companies comprising our Inform Segment, since 2004. From 2000 to 2004, Mr. Reimer was Vice President and General Manager of Highway Information Systems, Inc. Mr. Reimer served in a number of programs and engineering management positions at Rockwell International, a global supplier of commercial, military and space systems, from 1984 until he joined Highway Information Systems, Inc. in 2000.

  Clifford D. Nastas

        Mr. Nastas, 46, is Chief Executive Officer and a member of the Board of Directors of Material Sciences Corporation ("MSC"), serving in those capacities since December 1, 2005. Mr. Nastas served as President and Chief Operating Officer of MSC from June 2005 to December 2005, and as Executive Vice President and Chief Operating Officer from October 2004 through June 2005. Prior to that time, he held numerous executive positions with MSC from January 2001 to October 2004. Mr. Nastas served as the Global Automotive Business Director for Honeywell International Inc., a technology and manufacturing provider of aerospace products, control technologies, automotive products, specialty chemicals and advanced materials, from 1995 until he joined MSC in January 2001.

NOMINEE FOR DIRECTOR FOR A ONE-YEAR TERM
EXPIRING IN 2010

  Lawrence C. McQuade

        Mr. McQuade, 82, is Chairman of Qualitas International (since 1994). In addition, he serves as a Director of Oxford Analytica, Inc. (since 1988) and is a founding partner of River Capital International L.L.C. Mr. McQuade served as a Director of Bunzl P.L.C. from 1991 to 2004, of Laredo National Bancshares from 2002 to 2005, and as Chairman of the Czech & Slovak American Enterprise Fund from August 1995 to March 1996 and as Chairman of NNRF, Inc. from 2007 to 2009. Mr. McQuade was Vice Chairman of Prudential Mutual Fund Management, Inc. from 1988 through April 1995. He was Executive Vice President and a Director of W.R. Grace & Co. from 1975 to 1987. Mr. McQuade has served as a Director of the Company since February 1992 and is a member of the Audit, Nominating and Governance Committees and is Chairman of the Compensation Committee.

        Messrs. Reimer, Nastas and McQuade were nominated by the Nominating Committee to stand for election as Directors of the Company. Mr. Nastas was recommended to the Nominating Committee by a third-party executive search firm engaged by the Committee.

        The Board of Directors recommends a vote in favor of the election of Messrs. Reimer, Nastas and McQuade as Directors of the Company.

 DIRECTORS CONTINUING IN OFFICE

  Leslie J. Jezuit

        Mr. Jezuit, 63, the Chairman of the Board, served as the Company's President and Chief Operating Officer (from 1996) and as Chief Executive Officer (from 1999) until his retirement from those positions on December 31, 2008. Mr. Jezuit has served as a Director of the Company since May 1997 and was elected Chairman of the Board in July, 2001. He is also Chairman of each of the Company's subsidiaries. Prior to joining the Company, Mr. Jezuit served from 1991 to 1995 as President and Chief Operating Officer of Robertshaw Controls Company, a division of Invensys P.L.C. (formerly Siebe P.L.C.). He also served as Vice President and General Manager of the Cutler-Hammer division of Eaton Corporation (1985-1991); in various positions at Federal Signal Corporation, including Group President and Vice President of Corporate Development (1980-1985); as Vice President of Marketing at Mead Digital Systems (1975-1980); and in various management positions at the Graphic Systems Division of Rockwell International (1968-1975). His current term as a Director expires at the Annual Meeting to be held in 2011.

  Daniel P. Gorey

        Mr. Gorey, 58, has been employed by the Company since 1985 and has served as Executive Vice President since January 2009, as Vice President since May 1994 and as Chief Financial Officer and Treasurer since November 1996. He was elected to the Board of Directors on August 16, 2001. Mr. Gorey is also Executive Vice President, Treasurer and a Director of each of the Company's subsidiaries. Prior to joining the Company, Mr. Gorey was employed by Coopers & Lybrand (now known as PricewaterhouseCoopers LLP). Mr. Gorey is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants (AICPA). His current term as a Director expires at the Annual Meeting to be held in 2011.

  Duane M. Tyler

        Mr. Tyler, 59, is a retired audit partner from McGladrey & Pullen, LLP and RSM McGladrey, Inc. where he began his 31-year career with McGladrey in 1973 as an auditor and served in various positions including Senior Vice President of Growth (2000-2003), Partner-In-Charge of the Chicago office (1988-1999), Partner-In-Charge of McGladrey International (1990-1995), and as a member of the board of directors (1994-1999), the Strategic Advisor Group (1998-1999), and the Firmwide Management Group (1998-2003). He is a member of the AICPA. In addition he is a director of Hanchett Paper Company, d/b/a Shorr Packaging Corp. and Friendship Senior Options, NA. He serves as Chairman of the Audit Committee for the latter two entities. Mr. Tyler has served as a Director of the Company since August 2005. He is a member of the Compensation, Nominating and Governance Committees and is Chairman of the Audit Committee. His current term as a Director expires at the Annual Meeting to be held in 2011.

  Robert D. van Roijen

        Mr. van Roijen, 70, has been the President of Töx Financial Company, a private investment firm, since 1988. He is also a partner of Patience Partners LLC, a fund manager, and is a director of St. Leonard's Corporation, Security Storage Company of Washington, D.C. and Cuisine Solutions Inc. Mr. van Roijen was formerly associated with Control Laser Corporation, serving in various capacities from 1977 to 1987, including as Chairman of the Board and as President and Chief Executive Officer. Mr. van Roijen is a former director of

Sonex Research, Inc., AMBAR Corp., Commonwealth Scientific and Applied Digital Technology. Mr. van Roijen has served as a Director of the Company since May 1993 and is a member of the Audit and Compensation Committees and is the Chairman of the Governance and the Nominating Committees. His current term as a Director expires at the Annual Meeting to be held in 2010.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The Company has adopted Corporate Governance Guidelines which are available on the Company's website at www.quixotecorp.com by first clicking "INVESTOR INFO" and then "Corporate Guidelines". Our Corporate Governance Guidelines are reviewed annually by the Governance Committee, and changes are recommended to our Board for approval as appropriate. The Guidelines are designed to serve as a framework of solid corporate values for principled goal setting, effective decision-making and appropriate monitoring of compliance and performance.

        Non-employee directors meet at regularly scheduled executive sessions without management present. Meetings can also be scheduled at the request of any non-employee director. The non-employee directors consider such matters as they deem appropriate at such meetings.

Director Independence

        Through its listing requirements for companies with securities listed on the NASDAQ Global Market, the NASDAQ Stock Market ("NASDAQ") requires that a majority of the members of our Board be independent, as defined under NASDAQ's rules. The NASDAQ rules have both objective tests and a subjective test for determining who is an "independent director." The objective tests state, for example, that a director is not considered independent if he or she is an employee of the Company or has engaged in various types of business dealings with the Company. The subjective test states that an independent director must be a person who lacks a relationship that in the opinion of the Board would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviews information provided by the directors in an annual questionnaire with regard to each director's business and personal activities as they relate to the Company. Based on this review and consistent with NASDAQ's independence criteria, the Board has affirmatively determined that its nominee, Clifford Nastas, and the following directors are independent: Lawrence C. McQuade, Duane M. Tyler, Robert D. van Roijen, James H. DeVries and Victor Schwartz. The Company's nominee, Bruce Reimer and its directors, Leslie J. Jezuit and Daniel P. Gorey are or have been employees of the Company and therefore are not considered independent.

Related Person Transactions

        The Board has adopted a Related Person Transaction Policy (the "Policy"), which is a written policy governing the review and approval or ratification of Related Person Transactions, as defined in SEC rules.

        Under the Policy, each of our directors, nominees for director and executive officers must notify the Chairman of the Audit Committee or the General Counsel in writing of any potential Related Person Transaction involving such person or an immediate family member. The Audit Committee will review the relevant facts and circumstances and will approve or ratify the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee may consider, among other things, the benefits to the Company; the impact on the director's independence (if the Related Person is a director or an immediate family member); the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally.

        There were no Related Person Transactions in fiscal year 2009.

Board Structure and Meetings

        The Board and its committees meet throughout the year on a predetermined schedule, and also hold special meetings and act by written consent from time to time. All directors attended at least 75% of the total number of Board meetings and committee meetings on which they serve. In addition, our Corporate Governance Guidelines and NASDAQ Marketplace Rules contemplate that the independent members of our Board will meet during the year in separate closed meetings referred to as "executive sessions" without any employee director or executive officer present. Executive sessions were usually held after regularly scheduled Board meetings during 2009.

        The Board of Directors has established four committees—the Audit Committee, the Compensation Committee, the Nominating Committee and the Governance Committee—to carry out certain responsibilities and to assist the Board in meeting its fiduciary obligations. Each of the four Committees consists of three non-employee directors: Lawrence C. McQuade, Robert D. van Roijen and Duane M. Tyler. The Board of Directors has determined that each member of the Audit, Compensation, Nominating and Governance Committees is "independent" as defined by NASDAQ requirements. All of these committees operate under written charters that can be reviewed on the Company's website at www.quixotecorp.com by first clicking "INVESTOR INFO" and then "Corporate Guidelines". The following is a summary of the principal responsibilities of each committee as described in each committee's charter and information concerning the meetings of these committees in fiscal 2009.

        The responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting, auditing and financial reporting practices. The Committee's primary responsibilities include selecting the firm to be chosen as independent auditors, overseeing and reviewing audit results, monitoring the effectiveness of internal audit functions and reviewing and recommending that the Company's annual audited and quarterly financial statements be included in the Company's annual and quarterly filings with the Securities and Exchange Commission. There were three scheduled in-person meetings and four telephone conference meetings of the Audit Committee in fiscal 2009.

        The Compensation Committee determines adjustments to salaries, bonuses and other forms of compensation (including stock option and restricted stock grants) afforded the executive officers of the Company, administers the Company's Employee Stock Incentive Plan and performs such other duties as directed by the Board. There was one in-person and one telephone conference meeting of the Compensation Committee in fiscal 2009.

        The Nominating Committee reviews and recommends the nominees for election as directors at the annual meeting of stockholders and also recommends candidates to fill vacancies on the Board of Directors. The Nominating Committee had two meetings in fiscal 2009.

        The Governance Committee reviews the corporate governance guidelines and policies adopted by the Board of Directors and recommends changes as appropriate. The Governance Committee had one meeting in fiscal 2009.

Audit Committee Financial Experts

        The Board of Directors has determined that based on their education and experience, Duane M. Tyler and Robert D. van Roijen are audit committee financial experts and are independent as defined by the Securities and Exchange Commission rules.

Nominating Procedures

        The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the factors specified in our Corporate Governance Guidelines, the needs of the Board of Directors which may be set forth from time to time in position specifications and the qualifications of the candidate. To be considered at an annual meeting of stockholders, the stockholder submitting a nomination must give timely notice to the Company in accordance with Section 2.9 of our By-Laws.

        To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

  •
  The name and address of the stockholder as they appear in our records and the number of shares owned; and

  •
  The name of the candidate, business and residence address, a completed written questionnaire (which will be provided by the Secretary of the Company) describing the candidate's background and qualifications; the person's consent to be named as a director if recommended by the Committee, nominated by the Board and elected by the stockholders; all information regarding the nominee that is required to be disclosed in solicitations of proxies for the election of directors under the rules of the SEC; and the representations and agreements required by Section 2.9(f) of our By-Laws.

Such recommendations and the information described above should be sent to the Secretary of the Company at 35 East Wacker Drive, Suite 1100, Chicago, Illinois 60601.

        In addition to stockholder recommendations, the Nominating Committee may receive suggestions as to nominees from Directors, Company officers or other sources, which may be either solicited or unsolicited or in response to requests from the Committee for such suggestions. In addition, the Committee may engage search firms to assist it in identifying director candidates.

        On an on-going basis, the Nominating Committee reviews the Board's make-up of members in terms of experience, skills and expertise, as well as the size of the Board. When a person has been identified by the Committee as a potential candidate, the Committee makes an initial determination whether the candidate meets needs of the Board that have been identified by the Committee. If the Committee determines that additional consideration is warranted, the Committee will review such information and conduct interviews as it deems necessary in order to fully evaluate each director candidate. In addition to the qualifications of a candidate, the Committee will consider such relevant factors as it deems appropriate, including the evaluations of other prospective nominees, and the need for any required expertise of the Board or one of its Committees. The Committee's evaluation process will not vary based on whether or not a candidate is recommended by a stockholder.

Communications with Directors

        The Board of Directors has established a process to receive communications from stockholders by mail. Stockholders may contact any member or members of the Board or any committee, the nonmanagement Directors as a group or the chair of any committee. Communications should be sent to the Board or any member or members in care of the Secretary of the Company, 35 East Wacker Drive, Suite 1100, Chicago, Illinois 60601.

        Each communication received by the Secretary will be promptly forwarded to the specified party following normal business procedures. The communication will not be opened but rather will be delivered unopened to the intended recipient. In the case of communications to the Board or any group or committee of Directors, the Secretary will open the communication and will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope is addressed.

 COMPENSATION OF DIRECTORS

        Only non-employee directors of the Company receive compensation for their services as directors. The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. Non-employee directors are subject to a minimum stock ownership guideline (employee directors are subject to the Company's stock ownership requirements for key employees). After one year of service, a non-employee director is expected to own 500 shares, and to acquire at least 500 shares every year thereafter until the director attains ownership of 10,000 shares.

Cash Compensation Paid to Non-Employee Board Members

        Directors receive an annual fee of $20,000, paid quarterly. Directors also receive a fee of $2,000 for the first day of every meeting, $1,000 for each consecutive meeting day thereafter and $500 per day for every telephonic Board or Committee meeting, plus expenses. Members attending Board and Committee meetings held on the same day receive one daily fee. In addition, the Chairman of the Audit Committee, Mr. Tyler, receives an annual fee of $4,000 for his services and the Chairman of the Compensation Committee, Mr. McQuade, receives an annual fee of $1,500.

        Effective July 1, 2009, Mr. Leslie Jezuit became a non-employee director and was appointed by the Board to continue as its Chairman. At that time, the Compensation Committee recommended and the Board of Directors approved an additional fee for Mr. Jezuit in his capacity as a non-employee Chairman in the amount of $1,000 for each in-person Board meeting in order to compensate him for his services in preparing for and conducting each meeting. In addition, Mr. Jezuit will receive $1,000 per day plus expenses if he travels to Washington, D.C. on behalf of the Company for trade association meetings.

        There were eleven scheduled meeting days of the Board and nine telephone conference meetings in fiscal 2009. Except for two meetings and four telephone conference meetings of the Audit Committee, all other Committee meetings were held on regularly scheduled Board meeting days so Committee members did not receive additional compensation for those meetings.

Stock Option Program

        Each non-employee director is eligible to receive stock options pursuant to the 2001 Non-Employee Directors Stock Option Plan (the "Director Plan") as amended and approved by the stockholders of the Company. The Director Plan provides for the grant to each non-employee director of an option to acquire 5,000 shares on the first Friday following the Company's annual meeting of stockholders. Options are granted at 100% of fair market value on the grant date, are not exercisable for six months and must be exercised within seven years of the date on which they are granted. On November 14, 2008, the Company granted each non-employee Director an option to purchase 5,000 shares of Common Stock at an exercise price of $6.45 per share.

        The Company maintains accidental death and disability insurance coverage in the amount of $500,000 on behalf of each of the non-employee Directors, payable to the designated beneficiary of each Director. The Company paid premiums of approximately $232.00 for each Director to provide such insurance in fiscal 2009. The Company also reimburses directors for reasonable expenses in connection with Company business and for attending continuing education programs, the value of which is not included in the Table below.

 NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL 2009

Names (a)	Fees Earned Or Paid In Cash ($)(1) (b)	Stock Awards ($) (c)	Option Awards ($)(2) (d)	Non-Stock Incentive Plan Compensation ($) (e)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
James H. DeVries	41,000	—	7,138	—	—	—	48,138
Lawrence C. McQuade	47,000	—	7,138	—	—	—	54,138
Robert D. van Roijen	43,000	—	7,138	—	—	—	50,138
Duane M. Tyler	49,000	—	7,138	—	—	—	56,138
Victor Schwartz	30,000	—	7,138	—	—	—	37,138

(1)
The amount reported in column (b) is the total of the annual retainer fee; the committee chair retainer fees, if applicable; and meeting attendance fees. Mr. Tyler received $4,000 for his service as Chairman of the Audit Committee and Mr. McQuade received $1,500 for his service as Chairman of the Compensation Committee.

(2)
The amount reported in column (d) is the dollar amount recognized for financial reporting purposes for the fiscal year ended June 30, 2009. Each director received an option award of 5,000 shares on November 14, 2008 at an exercise price of $6.45. The grant date fair value of the option award was $7,138. As of June 30, 2009, the following non-employee Directors held an aggregate number of options outstanding as follows: Mr. DeVries (73,500); Mr. McQuade (73,500); Mr. van Roijen (73,500); Mr. Tyler (20,000); and Mr. Schwartz (5,000).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        This Compensation Discussion and Analysis describes our compensation strategy, policies, programs and practices for the executive officers identified in the Summary Compensation Table. The executive officers during fiscal 2009 were the Company's:

  (1)
  Chief Executive Officer: Bruce Reimer, who has served in this position since January 1, 2009, and Leslie J. Jezuit who served as Chief Executive Officer until his retirement from that position on December 31, 2008;

  (2)
  Chief Financial Officer: Daniel P. Gorey; and

  (3)
  Vice President/General Counsel: Joan R. Riley.

        Throughout this proxy statement, we refer to these individuals as the "executive officers."

        The Compensation Committee ("Committee") establishes and oversees our compensation and employee benefits programs and approves the elements of total compensation for the executive officers. The day-to-day design and administration of our retirement and employee benefit programs available to our employees are handled by our Human Resources, Finance and Legal Department employees. The Committee is responsible for reviewing these programs with management and approving fundamental changes to them.

Overview and Objectives of our Executive Compensation Program

        The compensation program for our executive officers is designed to attract, motivate, reward and retain highly qualified individuals who can contribute to the Company's growth with the ultimate objective of improving stockholder value. Our compensation program consists of several forms of compensation: base salary, annual bonus, long-term incentives and limited perquisites and benefits.

        Base salary and annual bonus are cash-based while long-term incentives consist of stock option awards and/or restricted stock awards. The Committee does not have a specific allocation goal between cash and equity-based compensation or between annual and long-term incentive compensation. Instead, the Committee relies on the process and analysis described in this discussion in its determination of compensation levels and allocations for each executive officer.

        The Committee does not utilize objective guidelines or formulae, performance targets or short-term changes in our stock price to determine the elements and levels of compensation for our executive officers. Instead, it relies upon its collective judgment as applied to the challenges confronting the Company, together with advice from time to time from independent consultants, information provided by the Company and independent agencies, and the recommendations of our Chief Executive Officer. The Committee also uses subjective information when considering internal equities and the credentials, length of service, experience, consistent performance, unique skills, replaceability and available competitive alternatives of our executive officers. The Committee receives and reviews a variety of information throughout the year to assist it in directing the executive compensation program. Throughout the year, the Committee reviews financial reports comparing Company performance on a year-to-date basis versus budget and at each quarterly Board meeting, the senior operating officers of our two business segments present an operating report. The Committee also may engage and receive advice and compensation data from an independent compensation consultant on an as-needed basis.

        The recommendations of the Chief Executive Officer play a significant role in the compensation-setting process. The Chief Executive Officer provides the Committee with an annual overall written assessment of the Company's achievements and performance, his evaluation of individual performance and his recommendations for annual compensation, bonus and long-term incentive awards. The Committee has discretion to accept, reject or modify the Chief Executive Officer's recommendations.

        At its regularly scheduled August meeting, the Committee meets individually with each executive officer and then determines the compensation for each of them.

Market Competitiveness

        Historically, the Committee's target has been for total cash compensation to average between the 50th and 75th percentile of published compensation data derived from two sources: (i) a peer group of companies that are competitors either in our industry, or for key talent, or with similar financial characteristics; and (ii) published market survey data for companies within our revenue range. Given competitive recruiting pressures, the Committee retains its discretion to deviate from this target under appropriate circumstances. The Committee will periodically update the published compensation data and may request an independent compensation consulting firm to assist it.

Pay for Company Performance

        The Committee believes that both long and short term compensation of executive officers should correlate to the Company's overall financial performance. Incentive payouts will be larger with strong performance and smaller if the Company's financial results decline. From time to time, extraordinary Board-approved initiatives in a fiscal year, such as a restructuring, acquisition, or divestiture, are considered by the Committee in its overall evaluation of the Company's and each executive's performance.

Competitive Benchmarking/Peer Group Analysis

        The Committee engaged an independent compensation consultant two years ago to conduct an in-depth competitive market data assessment to evaluate how our executive compensation program compared to the external market and to create an analytical framework for future compensation reviews (the "Baseline Assessment").

        During the Baseline Assessment, the consultant assisted the Committee in reviewing market data from published surveys by Mercer Human Resources Consulting, The Management Association of Illinois ("MAI"), Watson Wyatt Data Services and WorldatWork and cash compensation data from manufacturing organizations throughout the United States with revenues in the following ranges: $100 million to $450 million (Watson Wyatt); $100 million to $199 million (MAI); and under $500 million (Mercer).

        The second source of compensation data during the Baseline Assessment came from a peer group of public companies that the consultant helped us to develop. The peer group consists of companies that we consider competitors in our market for sales, or for key talent, or with similar financial or other characteristics such as size. Since the Baseline Assessment, the peer group has been periodically updated and currently consists of the following companies: Astec Industries, Inc., Federal Signal Corporation, Brady Corporation., Standard Parking Corporation, Ceradyne, Inc., Sterling Construction Company, Inc., Columbus McKinnon Corp., Iteris, Inc., Daktronics Inc., and Lindsay Corporation.

        At the conclusion of the Baseline Assessment, the Committee believed that the executives' base salaries and bonuses were within the targeted range for total cash compensation. The Committee has not engaged a consultant since the Baseline Assessment. For its deliberations in August 2009, the Committee utilized a database from Equilar, Inc., an independent company, to update the compensation data for the peer group, primarily to assist it in setting Mr. Reimer's compensation level for 2010 as described below.

Components of Executive Compensation

Base Salary

        The Committee seeks to pay the executive officers a competitive base salary in recognition of their job responsibilities for a publicly held company with more than one business segment. As noted above, historically the target compensation range for an executive's total cash compensation (salary and bonus) has been between the 50th and 75th percentile of the market data reviewed by the Committee.

        As part of determining annual increases, the Committee also considers the Chief Executive Officer's written recommendation regarding individual performance as well as internal equitable considerations. In evaluating individual performance, the Committee considers initiative, leadership, tenure, experience, skill set for the particular position, knowledge of industry and business, and execution of strategy in placing the individual within the range outlined.

        In December 2008, the Company extended an offer letter to Mr. Reimer, the President of our Inform Segment, to serve as President and Chief Executive Officer of the Company. Effective January 1, 2009, Mr. Reimer's base salary was set at $285,000 with the understanding that his salary would be reviewed in August 2009 for fiscal year 2010. In August 2009, the Committee reviewed updated peer group data provided by Equilar, Inc. and determined that Mr. Reimer's salary should be increased to $385,000 in order to bring it closer to the 50th percentile of that market data for chief executive officers within our peer group.

        In light of the Company's financial results and current business condition, Mr. Gorey and Ms. Riley recommended that they receive no increase to their base salary for fiscal 2010. The Committee accepted their recommendations.

        For fiscal 2009, Mr. Jezuit received a base salary of $510,000 through December 31, 2008. On that date, Mr. Jezuit retired from his position as Chief Executive Officer, but remained an employee of the Company through June 30, 2009. Effective January 1, 2009, Mr. Jezuit's salary was reduced to $10,000 per month for the six-month period ending June 30, 2009. Although Mr. Jezuit continues as a Director and Chairman post June 30th, he is not an employee and receives only non-employee director's fees as described in the section of this Proxy Statement entitled "Compensation of Directors".

Bonus

        The Committee typically targets an annual cash bonus as a percentage of total cash compensation within the 50th to 75th percentile of market data as noted above. Recognizing that the Company's internal budgets for its two business segments are based on pre-established financial goals, the evaluation of individual performance reflects a discretionary assessment by the Committee of each officer's contribution during the year. The Committee may consider factors such as general economic conditions, restructuring initiatives, acquisitions or divestitures that may not have been contemplated when the financial budgets were developed. To aid in this evaluation, the Chief Executive Officer provides, as part of his report to the Committee, a detailed analysis of the Company's financial metrics and performance, and key initiatives and accomplishments of the management team.

        In July 2008, shortly after the close of the 2008 fiscal year, the Company sold its Intersection Control Group. Recognizing the extraordinary nature of this initiative and the individual performances that assisted in successfully concluding this transaction, the Committee determined that cash bonuses recognizing the work on the divestiture were appropriate. In August 2008 the Committee approved special one-time bonuses in connection with the divestiture. Mr. Jezuit, Mr. Gorey and Ms. Riley received bonuses of $40,000, $175,000 and $60,000, respectively.

        In determining bonuses for fiscal year 2009 performance, the Committee considered the accomplishments of the management team during one of the most difficult operating environments in memory. Despite unprecedented economic conditions, the management team undertook and successfully completed a series of actions to position the Company for long-term growth and to enhance stockholder value. In 2009, the team successfully transitioned to new leadership with Mr. Reimer's appointment as President and Chief Executive Officer. We implemented a number of cost reductions to improve the Company's performance and expect to realize approximately $4 million in annual cost savings in fiscal year 2010 compared to fiscal 2009. Of particular note was the sequential quarter-to-quarter improvement beginning with the third quarter and the return to profitability in the fourth quarter. In light of these accomplishments during the very challenging 2009 fiscal year, the

Committee approved bonuses in August 2009 of $100,000, $80,000 and $60,000 for Mr. Reimer, Mr. Gorey and Ms. Riley, respectively.

Stock Options and Restricted Stock

        The Committee has a long-standing practice of providing long-term incentive compensation grants to the executive officers. The Committee believes that such grants, either in the form of stock options or restricted stock awards, help align our executive officers' interests with the Company's stockholders. All stock option and restricted stock awards are granted under our stockholder-approved 2001 Employee Stock Incentive Plan ("Employee Plan").

        The Committee reviews option grant and restricted stock recommendations by the Chief Executive Officer for key employees, including each executive officer, but retains full discretion to accept, reject or revise each recommendation. The Committee's policy is to grant options and restricted stock on the date it approves them. The option exercise price is determined in accordance with the terms of the Employee Plan and cannot be less than the Fair Market Value, as defined in the Employee Plan, of the Company's common stock. The Committee typically grants options and/or restricted stock once a year at its August meeting, but may grant options to newly hired executives at other times.

        In making its determinations, the Committee considers the Company's stock ownership guidelines described below, and the number of shares owned by the executive officers described at "Stock Ownership of Certain Beneficial Owners".

        In granting stock options, the Committee desires to provide ongoing retention and performance incentives to the executives. In addition, at both its August 2008 and 2009 meetings, it also took into consideration that the options would be at an historically low cost to the Company given the Company's current stock price. The Committee believes it is appropriate to reward management performance with stock-based incentives based on its belief that over time strong operating performance will be reflected through stock price appreciation. At its August 2008 meeting, the Committee granted Mr. Jezuit, Mr. Gorey, Ms. Riley and Mr. Reimer (who at that time was President of our Inform Group) stock options to purchase 15,000 shares. Each of the options has an exercise price of $8.05 determined in accordance with the terms of the Plan, becomes exercisable in three equal annual installments on the first three anniversaries of the date of grant and terminates five years after the grant date.

        At the Company's regularly scheduled February 2009 Board meeting, the Compensation Committee granted Mr. Reimer a stock option to purchase 20,000 shares in recognition of his appointment as President and Chief Executive Officer. The option has an exercise price of $4.085, becomes exercisable in three equal annual installments on the first three anniversaries of the date of grant and terminates five years after the grant date.

        At its August 2009 meeting, the Committee granted Mr. Reimer, Mr. Gorey and Ms. Riley stock options to purchase 50,000, 40,000 and 30,000 shares, respectively. Each of the options has an exercise price of $2.08 determined in accordance with the terms of the Plan, becomes exercisable in three equal annual installments on the first three anniversaries of the date of grant and terminates five years after the grant date.

Stock Based Retirement Plan

        Since 1993 the Company maintained a stock based retirement plan ("Retirement Plan") for executive officers under the Company's now-expired 1993 Long-Term Stock Ownership

Plan. Under the Retirement Plan, each executive officer received an award of restricted stock that was to be issued in annual installments until the end of the fiscal year in which each officer attained his or her 62nd birthday unless discontinued by the Company at an earlier date. On the annual issuance date, each executive also was entitled to receive a cash award or tax "gross up" for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of the restricted stock award. The executive officers were required to retain the shares awarded for as long as they were employed by the Company or until age 65, whichever occurs first.

        As of July 2008, Mr. Gorey and Ms. Riley were the only two executive officers participating in the Retirement Plan. Under the terms of their individual awards, Mr. Gorey was entitled to receive annually 2,856 shares through June 30, 2014 and Ms. Riley was entitled to receive annually 2,176 shares through June 30, 2015.

        At the beginning of the 2009 fiscal year, the Committee reviewed the Retirement Plan program and determined that a close-out of the program at that time could result in significant savings to the Company given the Company's low stock price. As a result of their review, on July 25, 2008 the Committee approved the issuance to Mr. Gorey and Ms. Riley of 17,137 and 15,225 shares, respectively, representing all of the Company's common stock remaining to be awarded to each of them under the program. Mr. Gorey and Ms. Riley each received a cash award in accordance with the terms of the Retirement Plan in the amount of $92,671 and $82,332, respectively, which was paid directly to the federal and state tax authorities on their behalf. The shares awarded are subject to the terms and conditions of the Retirement Plan, including the restrictions on the right to sell or transfer such shares. With this issuance, there are no further awards to be made under the now-expired Retirement Plan.

Stock Ownership Guidelines

        We expect all our officers and key executives to hold a minimum number of Company shares based on their level in the organization. All key employees who report to the Chief Executive Officer are expected to own a minimum of 5,000 shares of common stock. All other key employees are expected to own 2,000 shares. Ownership levels are reviewed annually to determine compliance. The executive officers and all of the key employees subject to the guidelines are in compliance with them.

Health and Welfare Benefits

        Our officers are covered under the same health and welfare plans, including our 401(k) plan, as salaried employees. The executive officers also participate in a supplemental medical expense reimbursement plan which provides additional health benefits.

Severance and Change of Control Agreements

        Over the years, the Company has had change of control agreements with its executive officers. The Board of Directors believes that change of control agreements assure fair treatment of the executive officers in relation to their careers with the Company by assuring them of some financial security during a change of control of the Company. The agreements also protect the stockholders by encouraging the executive officers to continue to devote their attention to their duties without distraction in a potentially disturbing circumstance and neutralizing any bias they might have in evaluating proposals for the acquisition of the Company.

        The Company has Change of Control Agreements ("Change of Control Agreements" or "Agreements"), with each of Bruce Reimer, Daniel P. Gorey and Joan R. Riley that were entered into on February 3, 2009 for Mr. Reimer and on July 25, 2008 for Mr. Gorey and Ms. Riley. The Change of Control Agreements provide that if, within three (3) years after a change of control of the Company, the employment of the executive is terminated other than (i) by death or disability, (ii) by the Company or employing subsidiary for cause, or (iii) by the executive's voluntary resignation not constituting a constructive termination as defined in the Agreement, the Company will pay the executive a separation payment in a lump sum equal to 300% of the sum of his base salary plus the average of any bonus payments and other incentive compensation for the last two fiscal years preceding the fiscal year in which the change of control occurs. In addition, for a 36-month period, the executive will be provided all health and welfare benefits to which he or she was entitled immediately prior to the date of the termination. Each executive must deliver to the Company a full release of all claims as a condition to payment under the Agreement.

        The Change of Control Agreements impose a cap on all payments made pursuant to each Agreement. If the value of the cash payments and the continuation or acceleration of benefits upon termination of employment would subject the executive officer to the payment of a federal excise tax as "excess parachute payments", the aggregate value of all cash payments and benefits to be paid or provided to the executive officer will be reduced to the maximum which can be paid without the executive becoming subject to the excise tax.

        In addition, to the extent that any payments under the agreements are deferred compensation and the executive is a "specified employee" within the meaning of Section 409A of the Internal Revenue Code, such payments or other benefits will not be paid before the first day of the seventh month after the termination of employment.

        The Change of Control Agreements define a "change of control" as a change in the stock ownership of a magnitude which requires the filing of reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For the purposes of the Change of Control Agreements, a "change of control" is deemed to have occurred if any of the following occur: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of our then outstanding securities; (ii) if during any period of two consecutive years, there is a change in the composition of the Board of Directors such that 50% of the non-employee Board members have not been slated by the Board for re-election; (iii) a consolidation or merger occurs and we are not the surviving company or we sell all or substantially all of our assets; or (iv) we are liquidated or dissolved. The term "constructive termination" is generally defined by the Change of Control Agreements to mean any unfavorable change in the executive's position, duties, compensation or benefits and "cause" is generally defined as willful conduct of an executive demonstrably injurious to the Company or employing subsidiary. The Change of Control Agreements also contain provisions for the payment of legal expenses incurred by the executives as a result of any termination of employment after a change in control.

        For illustrative purposes, if the Company terminated the employment of Mr. Reimer, Mr. Gorey, and Ms. Riley (not for cause) on August 15, 2009 or if Mr. Reimer, Mr. Gorey and Ms. Riley elected to terminate their employment for constructive termination as defined in the Change of Control Agreements on August 15, 2009 (in either event prior to March 6, 2012), the Company would be obligated to pay $1,305,000, $1,336,000 and $885,000 to Mr. Reimer, Mr. Gorey and Ms. Riley, respectively. In addition, any non-vested rights of Mr. Reimer, Mr. Gorey, and Ms. Riley under the Employee Plan, would vest as of the date of employment termination. The value of the accelerated vesting of the options and restricted stock awards under these circumstances would be $12,936, $12,936 and $10,053 to Mr. Reimer, Mr. Gorey and Ms. Riley, respectively. The amounts payable to Mr. Reimer,

Mr. Gorey and Ms. Riley under the Change of Control Agreements will fluctuate, depending on such factors as the price of our stock on the date of termination and other variables. In addition, the amounts payable to the executive officers may be subject to a cap, as described above, if the value of the cash payments and continuation or acceleration of benefits subject the executive officer to the payment of a federal excise tax as "excess parachute payments".

        The Company has Severance and Non-Competition Agreements ("Severance Agreement" or "Agreements") with each of Bruce Reimer, Daniel P. Gorey and Joan R. Riley that were entered into on February 3, 2009 for Mr. Reimer and on July 25, 2008 for Mr. Gorey and Ms. Riley. The Company also had a Severance Agreement on the same terms with Mr. Jezuit that terminated in December 2008 upon the execution of his Retirement Agreement and General Release as described below. The Agreements require the executive to agree to certain confidentiality and non-competition covenants and to execute a full and complete release in order to receive a severance payment. If these requirements are met, we will pay Mr. Reimer, Mr. Gorey and Ms. Riley a lump-sum amount equal to one year's base salary if their employment is terminated (not for cause) or if the executive elects to terminate his or her employment for constructive termination as defined in the Severance Agreement or for any reason other than death, disability, cause or voluntary resignation not constituting Good Reason. The executive also will receive reimbursement for COBRA payments and the executive's auto allowance, if any, for one year. The three executives did not have severance arrangements with the Company prior to entering into these agreements (Mr. Reimer had a severance agreement with our subsidiary prior to his appointment as Chief Executive Officer which was superseded by the current agreement).

        For illustrative purposes, if the Company terminated the employment of Mr. Reimer, Mr. Gorey and Ms. Riley (not for cause) on August 15, 2009, the Company would be obligated to pay $385,000, $318,000, and $235,000 to Mr. Reimer, Mr. Gorey and Ms. Riley, respectively. In addition, each executive would receive reimbursement for COBRA payments and his or her auto allowance, if applicable.

        In December 2008, the Company entered into a Retirement Agreement and General Release with Mr. Jezuit upon his retirement as Chief Executive Officer of the Company. Under this Agreement, we agreed to pay Mr. Jezuit a single lump sum of $692,500 in exchange for a broad release of claims against the Company and an agreement not to compete with the Company for a period of two years. In addition, we agreed to pay Mr. Jezuit's COBRA premiums for eighteen months.

Personal Benefits

        Our executives receive a limited number of personal benefits certain of which are considered taxable income to them and which are described in the footnotes to the section of this Proxy Statement entitled "Summary Compensation Table."

        In connection with Mr. Reimer's relocation from North Carolina to Chicago, Illinois, we are reimbursing Mr. Reimer for temporary living, commuting and relocation expenses in accordance with our offer letter to him. While we do not consider these expenses as "perquisites" for purposes of determining compensation, the incremental costs of these expenses are reflected in the Summary Compensation Table as additional compensation in accordance with SEC executive compensation disclosure regulations relating to perquisites.

        We periodically review our perquisite programs. In October 2008, we eliminated our Company car program for the Executive Officers. When Mr. Reimer was appointed Chief Executive Officer and President in January 2009, he was participating in the company car program for our Inform Segment. As part of his offer letter, we agreed to continue to provide him with a Company car.

Internal Revenue Code Section 162(m)

        Internal Revenue Code Section 162(m) limits the ability of a public company to deduct compensation in excess of $1 million paid annually to each of the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company stockholders. Mr. Jezuit was the only officer affected by this limitation in fiscal 2009.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

COMPENSATION COMMITTEE
Lawrence C. McQuade, Chairman Duane M. Tyler Robert D. van Roijen

  Summary Compensation Table

        The following table summarizes the compensation of the Company's principal executive officer, principal financial officer and the Company's only other executive officer for the most recently completed fiscal year ended June 30, 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (3) (d)	Stock Awards ($) (4) (e)	Option Awards ($) (5) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (6)(7)(8)(9) (i)	Total ($) (j)
Bruce Reimer(1)	2009	235,500	100,000	17,529	25,660	None	None	56,070	434,759
Chief Executive Officer and
President Quixote Corporation
Leslie J. Jezuit(2)	2009	315,000	40,000	7,593	12,999	None	None	820,006	1,195,598
Chairman	2008	510,000	-0-	92,955	108,014	None	None	77,610	788,579
	2007	480,000	240,000	107,750	154,184	None	None	121,567	1,103,501
Daniel P. Gorey	2009	318,000	255,000	181,160	58,482	None	None	193,198	1,005,840
Executive Vice President, Chief	2008	318,000	-0-	59,786	86,887	None	None	77,581	542,254
Financial Officer and Treasurer	2007	300,000	145,000	53,407	125,604	None	None	86,047	710,058
Joan R. Riley	2009	235,000	120,000	158,810	40,383	None	None	156,502	710,695
Vice President, General Counsel	2008	235,000	-0-	47,872	44,898	None	None	47,014	374,784
and Secretary	2007	220,000	80,000	40,691	82,829	None	None	68,628	492,148

(1)
Bruce Reimer became Chief Executive Officer and President on January 1, 2009 at an annual salary of $285,000.

(2)
Leslie J. Jezuit retired as Chief Executive Officer and President on December 31, 2008. His annual salary of $510,000 was paid from July 1, 2008 through December 31, 2008. He remained an employee through June 30, 2009, at a reduced salary of $10,000 per month effective January 1, 2009.

(3)
The amounts shown in column (d) for 2009 include special one-time bonuses of $40,000, $175,000 and $60,000 paid to Mr. Jezuit, Mr. Gorey and Ms. Riley, respectively, in August 2008 for the successful closing of a divestiture that occurred in July 2008 as described in the section of this Proxy Statement entitled "Compensation Discussion and Analysis". In addition, in August 2009, Mr. Reimer, Mr. Gorey and Ms. Riley received bonuses of $100,000, $80,000 and $60,000, respectively, for performance in fiscal 2009.

(4)
The amounts disclosed in column (e) for 2009, 2008 and 2007 represent the compensation costs for financial reporting purposes of the restricted retirement stock issued under the 1993 Plan to Mr. Gorey and Ms. Riley. The amounts disclosed for fiscal 2009 and 2008 also include the vested portion of a restricted stock award that was issued on August 31, 2007, to the executive officers. Restricted stock is valued at the time of issuance. The amounts disclosed do not include any reduction in value for the possibility of forfeiture. See the discussion in the "Compensation Discussion and Analysis" section of this Proxy Statement entitled "Stock Options and Restricted Stock" and "Stock-Based Retirement Plan" for more information.

(5)
The amounts disclosed in column (f) represent the grant date fair value that was recorded in the income statement in that fiscal year for stock options granted to the named executive officers in that year and prior years. The assumptions and methodology used in calculating the compensation expense of the option awards are provided in the Company's Form 10-K which is available at www.quixotecorp.com. See Note 10, "Share-Based Compensation" in the Notes to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended June 30, 2009. The amounts in this column represent our accounting expense for these awards and not necessarily the actual value that will be realized by the executive. There can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the grant date fair value.

(6)
The amount disclosed in column (i) for Mr. Reimer in fiscal 2009 includes the Company's matching contribution under our 401(k) plan in the amount of $13,802 and a tax-gross-up in the amount of $5,689 to cover the taxes arising from the vesting of a portion of a restricted stock award granted to Mr. Reimer in 2007 under our 2001 Employee Plan. The amount also includes our incremental costs for perquisites that we provided to Mr. Reimer during fiscal 2009, including personal use of a Company-provided car in the amount of $13,234, of which $3,381 is a tax gross-up; relocation expenses, including housing/temporary living ($15,669), commuting ($5,474) and family travel ($904) expenses; and health insurance claims payments under an executive medical reimbursement plan.

(7)
The amount shown under column (i) for Mr. Jezuit in fiscal 2009 includes a severance payment of $692,500 pursuant to his retirement agreement; payment for unused sick leave ($11,769); a tax gross-up in the amount of $12,013 to cover the taxes arising from the vesting of a portion of a restricted stock award granted to Mr. Jezuit in 2007; and the Company's matching contribution under our 401(k) plan in the amount of $1,557. The amount also includes our incremental costs for the perquisites that we provided to Mr. Jezuit during fiscal 2009, including personal use of a Company-provided car (prior to the termination of the car program in October 2008) in the amount of $15,569, of which $10,115 is a tax gross-up; the amount of $41,622 to buy-out the lease for Mr. Jezuit's car upon termination of the car program and a tax gross-up of $27,118 to cover the taxes for the car purchase; reimbursement for certain legal fees in connection with his retirement agreement; health insurance claims payments under an executive medical reimbursement plan; and payment of a premium for enhanced accidental death and disability benefits.

(8)
The amount shown under column (i) for Mr. Gorey in fiscal 2009 includes the Company's matching contribution under our 401(k) plan in the amount of $10,850; a tax gross-up of $92,671 to cover the taxes arising from the buyout of the remaining portion of Mr.Gorey's retirement stock award under our 1993 Plan; and a tax gross-up of $10,294 to cover the taxes arising from the vesting of a portion of a restricted stock award granted to Mr. Gorey in 2007. The amount also includes our incremental costs for perquisites that we provided to Mr. Gorey during fiscal 2009, including personal use of a Company-provided car (prior to the termination of the car program in October 2008) in the amount of $12,572, of which $7,257 is a tax gross-up; the amount of $34,209 to buy-out the lease for Mr. Gorey's car upon termination of the car program and a tax gross-up of $22,288 to cover the taxes for the car purchase; health insurance claims payments under an executive medical reimbursement plan; payment of a premium for enhanced accidental death and disability benefits; and health club and other membership dues.

(9)
The amount disclosed under column (i) for Ms. Riley in fiscal 2009 includes the Company's matching contribution under our 401(k) plan in the amount of $10,342; a tax gross-up of $82,332 to cover the taxes arising from the buyout of the remaining portion of Ms. Riley's retirement stock award under our 1993 Plan; and a tax gross-up of $8,580 to cover the taxes arising from the vesting of a portion of a restricted stock award granted to Ms. Riley in 2007. The amount also includes our incremental costs for perquisites that we provided to Ms. Riley during fiscal 2009, including the amount of $26,300 in connection with the termination of the car program in October 2008 and a tax gross-up of $17,135 to cover the taxes therefore; health insurance claims payments under an executive medical reimbursement plan; and payment of a premium for enhanced accidental death and disability benefits.

The value of the personal use of a Company-provided car is 100% of the lease cost if any, repairs, maintenance and gasoline charges. The value attributable to personal use of a Company-provided car (as calculated in accordance with Internal Revenue Service guidelines) is included as compensation on the executive's W-2.

 Grants of Plan-Based Awards Table

        The following table shows the plan-based awards granted to the executive officers during fiscal 2009.

GRANTS OF PLAN-BASED AWARDS

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh) (1) (k)		Grant Date Fair Value of Stock and Option Awards (2) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Bruce Reimer	8/20/08	—	—	—	—	—	—	—	15,000	8.05		26,174
	2/10/09	—	—	—	—	—	—	—	20,000	4.08	5	31,916
Leslie J. Jezuit	8/20/08	—	—	—	—	—	—	—	15,000	8.05		26,174
Daniel P. Gorey	8/20/08	—	—	—	—	—	—	—	15,000	8.05		26,174
Joan R. Riley	8/20/08	—	—	—	—	—	—	—	15,000	8.05		26,174

(1)
Under the 2001 Employee Incentive Plan, the exercise price of an option granted under the Plan cannot be less than the "fair market value" of the stock on the date of grant. "Fair Market Value" under the Plan is defined as the average of the highest reported bid and the lowest reported asked price on the day preceding the grant date. The closing price of the Company's Common Stock on August 20, 2008 was $8.03 and on February 10, 2009 was $4.00.

(2)
The amounts reported in column (l) represent the grant date fair value of the awards. Grant date fair value is calculated using the Black-Scholes value on the grant date. See Note 10, "Share-Based Compensation" in the Notes to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended June 30, 2009 for an explanation of the methodology and assumptions used in the valuation. The Company's Form 10-K is available at www.quixotecorp.com. With respect to the option grants, there can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the grant date fair value.

 Outstanding Equity Awards at Fiscal Year-End Table

        The following table shows information concerning outstanding equity awards as of June 30, 2009 held by the executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($)(1) (e)	Option Expiration Date (1) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Bruce C. Reimer	3,000	0	None	$25.63	07/01/2010			None	None
	4,000	0		$19.40	08/17/2011
	3,000	0		$21.15	08/17/2010
	5,333	2,667		$17.14	08/17/2011
	0	15,000		$8.05	08/20/2013
	0	20,000		$4.09	02/10/2014
						1,800	5,094

Leslie J. Jezuit	10,000	0	None	$13.32	08/27/2009			None	None
	10,000	0		$13.75	08/16/2010
	38,766	0		$16.04	07/23/2009
	25,000	0		$25.63	07/01/2010
	30,000	0		$19.40	06/30/2011
	20,000	0		$21.15	08/17/2010
	23,333	0		$20.00	06/30/2011
						0	0

Daniel P. Gorey	19,570	0	None	$16.04	07/23/2009			None	None
	18,000	0		$25.63	07/01/2010
	24,000	0		$19.40	08/17/2011
	15,000	0		$21.15	08/17/2010
	20,000	10,000		$20.00	08/17/2011
	0	15,000		$8.05	08/20/2013
						4,000	11,320

Joan R. Riley	10,000	0	None	$25.63	07/01/2010			None	None
	15,000	0		$19.40	08/17/2011
	10,000	0		$21.15	08/17/2010
	13,333	6,667		$20.00	08/17/2011
	0	15,000		$8.05	08/20/2013
						3,333	9,432

(1)
All options were granted under our stockholder-approved 2001 Employee Stock Incentive Plan ("Employee Plan") except the option awards to Mr. Jezuit expiring on 8/27/09 and 8/16/2010 which were granted under the now-expired 1991 Director Stock Option Plan. All option grants listed in the table above become exercisable over a three-year period in approximately equal annual installments beginning one year from the date of the grant.

(2)
The shares in column (g) of 1,800, 4,000 and 3,333 shown for Mr. Reimer, Mr. Gorey and Ms. Riley, respectively, were granted under the Employee Plan on August 31, 2007 and are explained in detail in Footnote (1) to the "Option Exercises and Stock Vested" table of this Proxy Statement. The closing price ($2.83) of the Company's shares on June 30, 2009 was used to determine the market values shown in column (h).

 Option Exercises and Stock Vested Table

        The following table shows information concerning amounts received or realized upon the exercise of stock options and the vesting of stock or similar instruments by the executive officers during fiscal year 2009.

OPTION EXERCISES AND STOCK VESTED

			Stock Awards
	Option Awards
			Number of Shares Acquired On Vesting (#)
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)			Value Realized On Vesting ($)
Bruce Reimer	None	—	900	(1)	7,110	(1)
Leslie J. Jezuit	None	—	2,334	(1)	18,439	(1)
Daniel P. Gorey	None	—	2,000	(1)	15,800	(1)
			17,137	(2)	141,552	(2)
Joan R. Riley	None	—	1,667	(1)	13,169	(1)
			15,225	(2)	125,759	(2)

(1)
Represents the restricted stock that vested on August 31, 2008 under the terms of restricted stock awards granted to the executives under the 2001 Employee Stock Incentive Plan in August 2007. The shares vest in equal installments over a three-year period beginning one year after the grant date. The shares are subject to forfeiture pro rata if the executive officer is not employed by the Company on the first, second and third anniversaries of the grant date. The value realized on vesting is based on $7.90, the closing price of the Company's common stock, on August 31, 2008.

(2)
Represents the shares that vested on July 25, 2008 as a result of the close-out of the Company's stock based retirement program under the now-expired 1993 Long-Term Stock Ownership Plan. The value realized on vesting is based on $8.26, the closing price of the Company's common stock, on July 25, 2008. See the discussion in the "Compensation Discussion and Analysis—Stock-Based Retirement Plan" section of this Proxy Statement for more information.

 AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for fiscal 2009 with management and the independent auditors. The Audit Committee has discussed with Grant Thornton LLP, the Company's independent public registered accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee discussed with Grant Thornton LLP that firm's independence and whether the provision of non-audit services by the independent public registered accounting firm is compatible with maintaining independence.

        Based on the review and discussions referred to in this Report, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2009, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Duane M. Tyler, Chairman Lawrence C. McQuade Robert D. van Roijen

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The current members of the Audit, Compensation, Governance and Nominating Committees are Lawrence C. McQuade who serves as Chairman of the Compensation Committee, Duane M. Tyler, who serves as Chairman of the Audit Committee, and Robert D. van Roijen, who serves as Chairman of the Nominating and Governance Committees. There are no Committee interlocks as defined in the SEC rules.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        See the sections of this Proxy Statement entitled "Compensation Discussion and Analysis—Severance and Change of Control Agreements" and "Summary Compensation Table" for a description of certain transactions and business relationships involving our management. See also the section of this Proxy Statement entitled "Related Person Transactions" for a description of our Related Person Transaction Policy.

PROPOSAL 2 TO APPROVE THE
QUIXOTE CORPORATION
RIGHTS AGREEMENT

  Background and reasons for the Proposal

        This proposal is an opportunity for stockholders to ratify and approve the Board of Directors' decision to adopt the Quixote Corporation Rights Plan (the "Rights Plan") on March 16, 2009.

        The Rights Plan, as it may be amended and restated, is not designed to protect stockholders against the possibility of a hostile takeover. Instead, it is meant to diminish the risk of a potential material limitation on the Company's ability to use its valuable net operating losses and research and development credits ("NOLs") to reduce potential future federal and state income tax obligations. As of June 30, 2009, we estimate that we have approximately $45,264,000 of federal and $30,123,000 of state net operating losses as well as approximately $2,840,000 of research and development credits that can be carried forward for tax purposes. The federal carry forwards expire in years from 2022 through 2029 with the majority expiring in 2029. The state carry forwards expire in years from 2010 through 2029 and the research and development credits expire in years 2022 through 2029. To the extent that we have future taxable income, and until the NOLs expire, they can be used to offset any current and future taxable income and thus, reduce our income tax liability. Although we are unable to quantify an exact value, we believe the NOLs are a very valuable asset and our Board of Directors believes it is in the best interests of the Company and its stockholders to approve the adoption of the Rights Plan. Our Board of Directors has unanimously approved the Rights Plan and is unanimously recommending that stockholders approve the Rights Plan at the Annual Meeting.

        The description of the Rights Plan in this Proxy Statement is qualified in its entirety by reference to the text of the Rights Plan, which is attached to this Proxy Statement as Appendix A. You are urged to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

        The benefit of the NOLs to the Company would be significantly limited or eliminated if we were to experience an "ownership change" as defined in Section 382 of the Internal Revenue Code ("Section 382"). An "ownership change" can occur through one or more acquisitions of our stock, whether occurring contemporaneously or pursuant to a single plan, by which one or more 5 percent stockholders increase their ownership of our stock by more than 50 percentage points over their lowest percentage interest within a rolling three-year period. For this purpose, a 5 percent stockholder is a single stockholder that owns or is deemed to own, directly or indirectly, at least 5 percent of our stock and certain groups of stockholders that, in the aggregate, own at least 5 percent of our stock. If an "ownership change" were to happen, we would only be allowed to use a limited amount of our NOLs and credits to offset our taxable income and tax subsequent to the "ownership change." The annual limit is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the "ownership change" (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term exempt interest rate in effect for the month of the "ownership change." In calculating this annual limit, numerous special rules and limitations apply. If we were to experience an "ownership change" at our current stock price levels, we believe we would be subject to an annual NOL limitation which could result in a material amount of NOLs expiring unused, resulting in a significant impairment to the Company's NOL assets.

        If the Company were to have taxable income in excess of the NOL limitations following a Section 382 "ownership change", it would not be able to offset tax on the excess income with the NOLs. Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation), until the NOLs expire, any "ownership change" could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and could cause some of the NOLs to expire unused. Because the aggregate value of our outstanding stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with accuracy the annual limitation upon the amount of our taxable income that could be offset by such loss carryforwards and credits if an "ownership change" were to occur in the future, but such limitation could be material.

  Section 382 Ownership Calculations

        The benefit of our NOLs would be significantly reduced if we were to experience an "ownership change" as defined by Section 382. In order to determine whether an "ownership change" has occurred, the Company must compare the percentage of stock owned by each 5 percent stockholder immediately after any change in the ownership of its stock affecting the percentage owned by a 5 percent stockholder (an "owner shift") to the lowest percentage of stock owned by each such 5 percent stockholder at any time during the testing period (which is generally a three-year rolling period ending on the day of the owner shift). The amount of the increase in the percentage of Company stock owned by each 5 percent stockholder whose stock ownership percentage has increased is summed up, and an ownership change occurs if the aggregate increase in percentage ownership by all such 5 percent stockholders exceeds 50 percent.

        For example, if a single investor acquired 50.1 percent of our stock in a three-year period, an "ownership change" would occur. Similarly, if ten persons, none of whom owned our stock, each acquired slightly over 5 percent of our stock within a three-year period (so that such persons owned, in the aggregate, more than 50 percent) an "ownership change" would occur.

        In determining whether an "ownership change" has occurred, the rules of Section 382 are very complex, and beyond the scope of this summary discussion. Some of the factors that must be considered in making a Section 382 "ownership change" calculation include the following:

  •
  All holders who each own less than 5 percent of a company's common stock are generally (but not always) treated as a single 5 percent stockholder. Transactions in the public markets among stockholders who are not 5 percent stockholders are generally (but not always) excluded from the calculation.

  •
  There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as 5 percent stockholders. Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

  •
  Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

  •
  The redemption or buyback of shares by an issuer will increase the ownership of any 5 percent stockholders (including groups of stockholders who are not themselves 5 percent stockholders) and can contribute to an "ownership change". In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5 percent to become a 5 percent stockholder, resulting in a 5 percentage (or more) change in ownership.

        To the best of our knowledge, we have not experienced an "ownership change", but calculating whether an "ownership change" has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities.

  Description of the Rights Plan

        The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Common Stock (an "Acquiring Person") without the approval of our Board of Directors. Stockholders who owned 4.9% or more of our outstanding Common Stock as of March 16, 2009 will not trigger the Rights Plan so long as they do not (i) acquire additional shares of Common Stock representing one-half of one percent (0.5%) or more of the shares of Common Stock then outstanding, or (ii) fall under 4.9% ownership of Common Stock and then re-acquire shares that in the aggregate equal 4.9% or more of the Common Stock. The Rights Plan does not exempt any future acquisitions of Common Stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. Our Board of Directors may, in its sole discretion, exempt any person or group for purposes of the Rights Agreement if it determines the acquisition by such person or group will not jeopardize tax benefits or is otherwise in the Company's best interests. The Rights Plan is not expected to interfere with any merger or other business combination approved by our Board of Directors.

        The Rights.    Our Board of Directors authorized the issuance of one right per each outstanding share of our Common Stock payable to our stockholders of record as of March 26, 2009. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of our Series C Junior Participating Preferred Stock ("Series C Preferred Stock") for a purchase price of $20.00 (the "Purchase Price"). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Common Stock. However, prior to exercise, a right does not give its holder any rights as a stockholder, including, without limitation, any dividend, voting or liquidation rights.

        Exercisability.    The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us or an Acquiring Person that a person or group has become an Acquiring Person or (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% or more of our Common Stock.

        We refer to the date that the rights become exercisable as the "Distribution Date." Until the Distribution Date, our Common Stock certificates will evidence the rights and will contain a notation to that effect. Any transfer of shares of Common Stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred apart from the transfer of the underlying shares of Common Stock, unless and until our Board has determined not to affect an exchange pursuant to the Rights Plan (as described below).

        After the rights become exercisable and there is an Acquiring Person, each holder of a right, (other than rights owned by an Acquiring Person which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

        Exchange.    After the Distribution Date, the Board of Directors may exchange the rights (other than rights owned by an Acquiring Person, which will have become void) in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series C Preferred Stock of equivalent value, per right (subject to adjustment).

        Expiration.    The rights and the Rights Plan will expire on the earliest of (i) March 16, 2019, (ii) the time at which the rights are redeemed pursuant to the Rights Plan, (iii) the time at which the rights are exchanged pursuant to the Rights Plan, (iv) the repeal of Section 382 or any successor statute if the Board of Directors determines that the Rights Plan is no longer necessary for the preservation of tax benefits, or (v) the beginning of a taxable year of the Company to which the Board of Directors determines that no tax benefits may be carried forward.

        Redemption.    At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the rights in whole, but not in part, at a price of $0.01 per right (the "Redemption Price"). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights is to receive the Redemption Price.

        Anti-Dilution Provisions.    The Purchase Price of the preferred shares, the number of shares issuable and the number of outstanding rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred stock. No adjustments to the Purchase Price of less than 1% will be made.

        Amendments.    Before the Distribution Date, our Board of Directors may amend or supplement the Rights Plan without the consent of the holders of the rights. After the Distribution Date, our Board of Directors may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder.

        Vote Needed for Approval.    The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented at the meeting and entitled to vote is necessary to approve the Rights Plan.

        Your Board of Directors unanimously recommends that the stockholders vote FOR approval of the Rights Plan.

 PROPOSAL 3
RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm for the 2010 fiscal year. Grant Thornton conducted the Company's annual audit for fiscal 2009. Although the Audit Committee has sole authority to appoint auditors, it would like to know the opinion of the stockholders regarding its appointment of Grant Thornton as the Company's independent registered public accounting firm for 2010. For this reason, stockholders are being asked to ratify this appointment. If the stockholders do not ratify the appointment of Grant Thornton as the Company's independent registered public accounting firm for 2010, the Audit Committee will take that fact into consideration, but anticipates that no change of auditors would be made for fiscal 2010 because of the expense and difficulty of making any change after the beginning of the current year. However, any such vote would be considered in connection with the auditors' appointment for 2011.

        The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented at the meeting and entitled to vote is necessary to ratify Grant Thornton as the Company's independent registered public accounting firm.

        Your Board of Directors recommends a vote FOR ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for 2010.

        Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Audit and Other Fees Paid to Grant Thornton LLP

        The following table presents the aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company's annual financial statements for the years ended June 30, 2009 and June 30, 2008, the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal years 2009 and 2008, and for fees billed for other services in those fiscal years. All such fees were approved by the Audit Committee in advance.

	Fiscal 2009	Fiscal 2008
Audit Fees	$621,794	$694,487
Audit-related fees	$12,000	$2,377
Tax Fees	$-0-	$-0-
All Other Fees	$-0-	$-0-
Total Fees	$633,794	$696,864

Audit Fees

        Audit fees are the aggregate amount of fees billed to the Company by its independent registered public accounting firm for professional services rendered for the audit of the Company's consolidated financial statements and for reviews of the Company's financial statements included in the Company's reports on SEC Forms 10-Q and 10-K. Fees associated with the audit work performed on the Company's internal controls over financial reporting also are included.

 Audit-Related Fees

        Audit-related fees are the aggregate amount of fees billed to the Company by its independent registered public accounting firm for assistance and services reasonably related to the performance of the audit of the Company's consolidated financial statements. The audit-related fees for both fiscal year 2009 and 2008 primarily reflect services in connection with special transactions.

        Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

        The Audit Committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the Company's independent auditor.

        Prior to engagement of the independent auditor for the next year's audit, management submits a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may require engagement of the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The chart below sets forth, as of September 30, 2009 information to the best of the Company's knowledge with respect to the persons who beneficially owned in excess of five percent of the Company's Common Stock; the total number of shares of the Company's Common Stock beneficially owned by each Director and Named Executive Officer; and the total number of shares of the Company's Common Stock beneficially owned by the Directors and Executive Officers of the Company, as a group.

Name of Beneficial Owner	Amount Beneficially Owned(1)	Approximate Percentage(%) of Class(1)
Security Investors LLC(2)	933,182	10.0
Rutabaga Capital Management(3)	683,922	7.3
Heartland Advisors LLC(4)	570,000	6.1
Investment Counselors of Maryland(5)	477,117	5.1
Leslie J. Jezuit(6)	243,888	2.6
James H. DeVries(7)	189,367	2.0
Daniel P. Gorey(6)	175,745	1.9
Robert D. van Roijen	176,200	1.9
Joan R. Riley(6)	155,686	1.7
Lawrence C. McQuade	121,800	1.3
Victor Schwartz	40,000	*
Bruce Reimer(6)	41,245	*
Duane M. Tyler	22,000	*
Directors and Executive Officers as a group (9 persons as named above)(6)(7)	1,165,931	11.9

*
Less than 1%.

(1)
The shares reported in the above table include shares of Common Stock which can be acquired within 60 days of September 30, 2009, through the exercise of options ("Option Shares") as follows: Mr. Reimer—23,000 shares; Mr. Jezuit—108,333 shares; Mr. Gorey—92,000 shares; Ms. Riley—60,000 shares; Mr. DeVries—63,500 shares; Mr. McQuade—63,500 shares; Mr. van Roijen—63,500 shares; Mr. Tyler—20,000 shares; Mr. Schwartz—5,000 shares; and Directors and Executive Officers as a group—498,833 shares. Each individual's Option Shares are also included in the number of shares of the Company issued and outstanding for purposes of calculating the percentage ownership of each individual in accordance with the rules and regulations of the Exchange Act. Certain of these persons also have options not exercisable within 60 days of September 30, 2009, by which they can acquire the following additional shares of Common Stock: Mr. Reimer—80,000 shares; Mr. Gorey—50,000 shares; Ms. Riley—40,000 shares; and Directors and Executive Officers as a group—170,000 shares. These shares are not included in the above table or in the percentage ownership calculations.

(2)
Based on a Schedule 13G/A filed on March 10, 2009. Security Investors LLC ("Security") has sole voting power and sole dispositive power with respect to all shares. The address for Security is 1 Security Benefit Place, Topeka, Kansas 66636-001.

(3)
Based on a Schedule 13G filed on February 6, 2009. Rutabaga Capital Management ("Rutabaga") has shared voting power with respect to 420,222 shares and sole dispositive power with respect to 683,922 shares. The address for Rutabaga is 64 Broad Street, 3rd Floor, Boston, MA 02109.

(4)
Based on a Schedule 13G/A filed on April 9, 2009. Heartland Advisors ("Heartland") has sole voting power and sole dispositive power with respect to all shares. The address for Heartland is 789 North Water Street, Suite 50, Milwaukee, WI 53202-3508.

(5)
Based on a Schedule 13G/A filed on February 23, 2009. Investment Counselors of Maryland ("ICM) has sole voting power with respect to 362,157 shares, shared voting power with respect to 114,600 shares and sole dispositive power with respect to all shares. The address for ICM is 803 Cathedral Street, Baltimore, Maryland 21201.

(6)
Includes shares held under the Quixote Corporation Incentive Savings Plan as of September 30, 2009.

(7)
Mr. DeVries may be deemed to be the beneficial owner of 5,492 shares owned by a family member. These shares are not included in the above table and Mr. DeVries disclaims beneficial ownership of these shares.

 MISCELLANEOUS

Stockholder Proposals for the Annual Meeting to be held in 2010

        Under the rules and regulations of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the Annual Meeting to be held in 2010 must be received by us on or before June 1, 2010 to be considered for inclusion in the Company's proxy statement relative to that meeting. Pursuant to those rules and regulations, the persons named in the Board's proxy for the 2010 Annual Meeting will be entitled to exercise the discretionary voting authority conferred by such proxy on any stockholder proposal which is not included in the Company's Proxy Statement if the stockholder making such proposal does not give us notice before September 20, 2010. Such proposals should be in writing and sent to Ms. Joan R. Riley, Secretary—Quixote Corporation, 35 East Wacker Drive, Suite 1100, Chicago, IL 60601.

Compliance with Section 16 of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during fiscal year 2009, we believe each of our Executive Officers and Directors and ten percent stockholders complied with all applicable filing requirements in that year.

Availability of Annual Report on Form 10-K

        We will be pleased to make our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, available without charge to interested parties. Written requests for the report should be directed to Ms. Joan R. Riley, Secretary—Quixote Corporation, 35 East Wacker Drive, Suite 1100, Chicago, IL 60601 or at 312-467-0197.

 APPENDIX A

QUIXOTE CORPORATION
and
COMPUTERSHARE TRUST COMPANY, N.A.
as Rights Agent

RIGHTS AGREEMENT
Dated as of March 16, 2009

A-i

Section 32.	Governing Law	32
Section 33.	Counterparts	32
Section 34.	Descriptive Headings	32
Section 35	Force Majeure	32

A-ii

 RIGHTS AGREEMENT

        Rights Agreement, dated as of March 16, 2009 ("Agreement"), by and between Quixote Corporation, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the "Rights Agent").

        The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on March 26, 2009 (the "Record Date"), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

        Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

  Section 1. Certain Definitions.

        For purposes of this Agreement, the following terms have the meaning indicated:

        (a)   "Acquiring Person" shall mean any Person (other than the Company, any Related Person or any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.9% or more of the shares of Common Stock then-outstanding, provided, however, that any Person who would otherwise qualify as an Acquiring Person as of the Close of Business on March 16, 2009 will not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such time as such Person (and its Affiliates and Associates) acquires the beneficial ownership of additional shares of Common Stock representing one-half of one percent (.5%) or more of the shares of Common Stock then outstanding (unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding); provided, further, the exclusion in the immediately preceding proviso shall cease to apply with respect to any Person at such time as such Person, together with its Affiliates and Associates, beneficially own less than 4.9% or more of the shares of Common Stock then outstanding. A Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company, or (iv) an Exempt Transaction, unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Common Stock. Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

        (b)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(b), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

        (c)   A Person shall be deemed the "Beneficial Owner" of, and to "beneficially own" any securities:

            (i)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) (including any purchase orders for shares of Common Stock initiated prior to the first public announcement of this Agreement) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own" securities (including rights, options or warrants) which are convertible or exchangeable into Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; provided, further, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

           (ii)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has "beneficial ownership" of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations; or

          (iii)  of which any other Person is the Beneficial Owner, if such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person's status as a "clearing agency," as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to beneficially own, any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the directors of the Company may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the Beneficial Owner of, and shall be deemed to beneficially own or have beneficial ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

        (d)   "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.

        (e)   "Close of Business" on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

        (f)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (g)   "Common Stock" when used with reference to the Company shall mean the Common Stock, presently par value $.01 2/3 per share, of the Company. "Common Stock" when used with reference to any Person other than the Company shall mean the common stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

        (h)   "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (i)    "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (j)    "Distribution Date" shall have the meaning set forth in Section 3 hereof.

        (k)   "Equivalent Preferred Shares" shall have the meaning set forth in Section 11(b) hereof.

        (l)    "Exempt Person" shall mean a Person whose beneficial ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Common Stock will not, as determined by the Board of Directors in its sole discretion, jeopardize or endanger the availability to the Company of the Tax Attributes; provided, however, that such a Person will cease to be an "Exempt Person" if the Board of Directors makes a contrary determination with respect to the effect of such Person's beneficial ownership (together with all Affiliates and Associates of such Person) upon the availability to the Company of its Tax Attributes.

        (m)  "Exempt Transaction" shall mean any transaction that the Board of Directors determines, in its sole discretion, is exempt, which determination shall be irrevocable.

        (n)   "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

        (o)   "Expiration Date" shall have the meaning set forth in Section 7 hereof.

        (p)   "Final Expiration Date" shall mean the earliest to occur of (i) the Close of Business on March 16, 2019, (ii) the repeal of Section 382 or any successor statute if the Board of Directors determines that this Rights Agreement is no longer necessary for the preservation of Tax Attributes, or (iii) the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Attributes may be carried forward.

        (q)   "Flip-In Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

        (r)   "NASDAQ" shall mean The Nasdaq Stock Market.

        (s)   "New York Stock Exchange" shall mean the New York Stock Exchange, Inc.

        (t)    "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

        (u)   "Preferred Stock" shall mean the Series C Junior Participating Preferred Stock, no par value per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A.

        (v)   "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

        (w)  "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

        (x)   "Redemption Date" shall have the meaning set forth in Section 7 hereof.

        (y)   "Redemption Price" shall have the meaning set forth in Section 23 hereof.

        (z)   "Related Person" shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan.

        (aa) "Right Certificate" shall have the meaning set forth in Section 3 hereof.

        (bb) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (cc) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (dd) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (ee) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person.

        (ff)  "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

        (gg) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (hh) "Summary of Rights" shall have the meaning set forth in Section 3 hereof.

         (ii)  "Tax Attributes" shall mean the Company's U.S. net operating loss, capital loss and tax credit carryovers.

        (jj)   "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

        (kk) "Treasury Regulations" shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

  Section 2. Appointment of Rights Agent.

        The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

  Section 3. Issue of Right Certificates.

        (a)   Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.9% or more of the then-outstanding Common Stock (the earlier of such dates being referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, (y) the registered holders of shares of Common Stock shall also be the registered holders of the Rights issued with respect thereto and (z) the Rights will be transferable by, and only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates, and the Rights will be transferable only separately from the transfer of Common Stock. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

        (b)   On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

        (c)   Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Quixote Corporation (the "Company") and Computershare Trust Company, N.A., as Rights Agent, dated as of March 16, 2009 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to such certificates containing the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

        Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

  Section 4. Form of Right Certificates.

        The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

  Section 5. Countersignature and Registration.

        (a)   The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be either manually or by facsimile signature countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

        (b)   Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

  Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

        (a)   Subject to the provisions of this Agreement, at any time after, and including, the Distribution Date and prior to, and including, the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder thereof shall have (i) completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Agreement which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

        (b)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

  Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.

        (a)   Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, by certified check, cashier's check, bank draft or money order payable to the order of the Company, at time which is both after the Distribution Date and prior to the time (the "Expiration Date") that is the earliest of: (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

        (b)   The Purchase Price shall be initially $20.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

        (c)   Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier's check, bank draft or money order payable to the order of the Company, subject to Section 20 hereof, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when necessary to comply with this Rights Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Rights Agreement, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

        (d)   Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

        (e)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and of the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request.

  Section 8. Cancellation and Destruction of Right Certificates.

        All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

  Section 9. Availability of Shares of Preferred Stock.

        (a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

        (b)   So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, or quoted on NASDAQ, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange, or quoted on NASDAQ, upon official notice of issuance upon such exercise.

        (c)   From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a Copy of such announcement. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.

        (d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price and compliance with all other applicable provisions of this Agreement), be duly and validly authorized and issued and fully paid and nonassessable shares.

        (e)   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's or the Rights Agent's satisfaction that no such tax or charge is due.

  Section 10. Preferred Stock Record Date.

        Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

  Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.

        The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

        (a)(i)  In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including without limitation any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

         (ii)  Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the "Flip- In Event"), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

        Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be canceled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii). The Rights Agent shall not be deemed to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received notice of the identity of such Person from the Company and the Rights Agent may rely on such notice in carrying out its duties under this Agreement.

        (iii)  The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors of the Company shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the "Spread") of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become null and void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common

Stock, are deemed in good faith by the Board of Directors of the Company to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors of the Company; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the date of the Flip-In Event being the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors of the Company so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Common Stock Equivalent" shall be deemed to equal the current per share market price of the Common Stock. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

        (b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock ("Equivalent Preferred Shares")) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or

Equivalent Preferred Shares) less than the than current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        (c)   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including without limitation any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        (d)(i)  Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if not listed on a national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Security, the fair value of such Security on such date as determined in good faith by the Board of Directors of the Company shall be used, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

         (ii)  For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

        (e)   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

        (f)    If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

        (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        (h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

        (i)    The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the unexercised Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each unexercised Right held of record prior to such adjustment of the number of unexercised Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

        (j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

        (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

        (l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

        (m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

        (n)   Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

        (o)   The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

  Section 12. Certificate of Adjusted Purchase Price or Number of Shares.

        Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such a certificate.

  Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

        (a)   In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become null and void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

        (b)   "Principal Party" shall mean:

            (i)  in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

           (ii)  in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

        provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

        (c)   The Company shall not consummate any consolidation, merger, sale, disposition or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

            (i)  prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

           (ii)  use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange, NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange, NASDAQ or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange, NASDAQ or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any system then in use;

          (iii)  deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

          (iv)  obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

        (d)   In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

        (e)   The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

  Section 14. Fractional Rights and Fractional Shares.

        (a)   The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

        (b)   The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

        (c)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

        (d)   The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as expressly provided above).

        (e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

  Section 15. Rights of Action.

        (a)   All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of, the obligations of any Person subject to this Agreement.

        (b)   Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

  Section 16. Agreement of Right Holders.

        Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

        (a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

        (b)   after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

        (c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

  Section 17. Right Certificate Holder Not Deemed a Stockholder.

        No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

  Section 18. Concerning the Rights Agent.

        (a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement. To the extent that the Rights Agent is successful in an action to enforce its right to indemnification, the costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and

Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

        (b)   The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

  Section 19. Merger or Consolidation or Change of Name of Rights Agent.

        (a)   Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        (b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

  Section 20. Duties of Rights Agent.

        The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

        (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

        (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President and the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith under the provisions of this Agreement in reliance upon such certificate.

        (c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

        (d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

        (e)   The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

        (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

        (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in the absence of bad faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken, suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

        (h)   The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

        (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof.

        (j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        (k)   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not assured to it.

  Section 21. Change of Rights Agent.

        The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock known to the Rights Agent by registered or certified mail, and, following the Distribution Date, to the holders of the Right

Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of such a Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

  Section 22. Issuance of New Right Certificates.

        Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale. Further, in connection with the issuance by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date pursuant to the conversion of the Company's 7% Convertible Senior Subordinated Notes due 2025(the 7% Notes"), the

Company shall issue Rights Certificates representing the appropriate number of Rights as would have been issued in respect of such shares of Common Stock if they had been issued on conversion of the Notes on the date prior to the Record Date, as appropriately adjusted as provided herein as if they had been so issued; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board of Directors determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

  Section 23. Redemption.

        (a)   The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board of Directors of the Company shall determine.

        (b)   Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the legality or validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights (or such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

  Section 24. Exchange.

        (a)   The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of shares of

Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish.

        (b)   Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the legality or validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

        (c)   The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

  Section 25. Notice of Certain Events.

        (a)   In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights

Agent and to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

        (b)   In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

  Section 26. Notices.

        Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

  Quixote Corporation
  11th Floor
  35 E. Wacker Drive
  Chicago, Illinois 60601
  Attention: General Counsel

        Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

  Computershare Trust Company, N.A.
  250 Royall Street
  Canton, MA 02021
  Attention: Client Services

        Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

  Section 27. Supplements and Amendments.

        Except as provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company, which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that, notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

  Section 28. Successors.

        All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

  Section 29. Benefits of this Agreement.

        Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

  Section 30. Determinations and Actions by the Board of Directors.

        The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to assume that the Board of Directors of the Company acted in good faith and shall be fully protected and incur no liability in reliance thereon.

  Section 31. Severability.

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; and provided however, that that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

  Section 32. Governing Law.

        This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

  Section 33. Counterparts.

        This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

  Section 34. Descriptive Headings.

        Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

  Section 35. Force Majeure.

        Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

QUIXOTE CORPORATION
By:	/s/ BRUCE REIMER
Name:	Bruce Reimer
Title:	President & Chief Executive Officer
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:	/s/ DENNIS V. MOCCIA
Name:	Dennis V. Moccia
Title:	Managing Director

 Exhibit A

FORM OF
CERTIFICATE OF DESIGNATION
of
SERIES C JUNIOR
PARTICIPATING PREFERRED STOCK
of
QUIXOTE CORPORATION
Pursuant to Section 151 of the General Corporation Law
of the State of Delaware

        QUIXOTE Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

        That pursuant to the authority vested in the Board of Directors of the Corporation (the "Board of Directors") in accordance with the provisions of the Restated Certificate of Incorporation (the "Certificate of Incorporation") of the said Corporation, the said Board of Directors on March 16, 2009 adopted the following resolution creating a series of 10,000 shares of Preferred Stock designated as "Series C Junior Participating Preferred Stock":

        RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Restated Certificate of Incorporation, a series of Preferred Stock, no par value, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series C Junior Participating Preferred Stock

        1.    Designation and Amount.    There shall be a series of Preferred Stock that shall be designated as "Series C Junior Participating Preferred Stock," and the number of shares constituting such series shall be 10,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series C Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

        2.    Dividends and Distribution.

        (A)  Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series C Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series C Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series C Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 30th day of March, June, September and December, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.01 2/3 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Junior Participating Preferred Stock. The "Adjustment Number" shall initially be 1000. In the event the Corporation shall at any time after March 16, 2009 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (B)  The Corporation shall declare a dividend or distribution on the Series C Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

        (C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

        3.    Voting Rights.    The holders of shares of Series C Junior Participating Preferred Stock shall have the following voting rights:

        (A)  Each share of Series C Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

        (B)  Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series C Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        (C)  If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series C Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series C Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series C Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series C Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series C Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall not be a member of any existing class of the Board of Directors of the Corporation, but shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series C Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series C Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series C Junior Participating Preferred Stock in this Section 3.

        4.    Certain Restrictions.

        (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series C Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

            (i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock;

           (ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, except dividends paid ratably on the Series C Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

          (iii)  purchase or otherwise acquire for consideration any shares of Series C Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series C Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series C Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

        (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        5.    Reacquired Shares.    Any shares of Series C Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

        6.    Liquidation, Dissolution or Winding Up.    (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series C Junior Participating Preferred Stock shall have received an amount per share (the "Series C Liquidation Preference") equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

        (B)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series C Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series C Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series C Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

        (C)  Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

        7.    Consolidation, Merger, Etc.    In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series C Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

        8.    No Redemption.    Shares of Series C Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

        9.    Ranking.    The Series C Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

        10.    Amendment.    At any time that any shares of Series C Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series C Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series C Junior Participating Preferred Stock, voting separately as a class.

        11.    Fractional Shares.    Series C Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Junior Participating Preferred Stock.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate this          day of March 2009.

QUIXOTE CORPORATION
By:
Name:
Title:

 Exhibit B

Form of Right Certificate

Certificate No. R-
NOT EXERCISABLE AFTER MARCH 16, 2019 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE
QUIXOTE CORPORATION

        This certifies that                                      or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 16, 2009, as the same may be amended from time to time (the "Rights Agreement"), between Quixote Corporation, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Eastern time, on March 16, 2019 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series C Junior Participating Preferred Stock, no par value (the "Preferred Stock"), of the Company at a purchase price of $20.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase properly completed and duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 16, 2009, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

        This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the

Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $.01 2/3 per share, or shares of Preferred Stock.

        No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

        This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                         , 2009.

QUIXOTE CORPORATION
By:	[Title]

ATTEST:

[Title]

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By	[Title]

 Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

        FOR VALUE RECEIVED                                      hereby sells, assigns and transfers unto

(Please print name and address of transferee)

         Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                      Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

        Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

 Form of Reverse Side of Right Certificate—continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Right Certificate)

To QUIXOTE CORPORATION:

        The undersigned hereby irrevocably elects to exercise              Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:

Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

        Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

 Form of Reverse Side of Right Certificate—continued

(To be completed)

        The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE

        The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

 Exhibit C

        UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
QUIXOTE CORPORATION

        On March 16, 2009, the Board of Directors of Quixote Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 2/3 per share, of the Company (the "Common Stock"). The dividend is payable on March 26, 2009 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series C Junior Participating Preferred Stock, no par value, of the Company (the "Preferred Stock") at a price of $20.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of March 16, 2009, as the same may be amended from time to time (the "Rights Agreement"), between the Company and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent").

        The Board of Directors adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company's ability to use its U.S. net operating loss, capital loss and tax credit carryovers (the "Tax Attributes"). The Company has experienced significant losses in the U.S., and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, the Company may "carry forward" these losses and various tax credits in certain circumstances to offset any current and future taxable income and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the Tax Attributes do not otherwise become limited, the Company believes that a significant amount of Tax Attributes will be able to be carried forward, and therefore these Tax Attributes could be a substantial asset to the Company. However, if the Company experiences an "Ownership Change," as defined in Section 382 of the Internal Revenue Code, the Company's ability to use the Tax Attributes could be severely limited, which could therefore significantly impair the value of the Tax Attributes.

        Until the earlier to occur of (i) the close of business on the tenth business day following a public announcement or determination by the Board of Directors of the Company that a Person, together with its Affiliates and Associates (as such terms are defined in the Rights Agreement) has acquired beneficial ownership of 4.9% or more of the outstanding shares of Common Stock (with certain exceptions, an "Acquiring Person") or (ii) the close of business on the tenth business day (or such later date as may be determined by the Board of Directors of the Company prior to a public announcement or determination by the Board of directors of the Company that a Person, together with its Affiliates and Associates, has become an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a Person, together with its Affiliates and Associates, (with certain exceptions) of 4.9% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with this Summary of Rights and the Rights will be transferable only in connection with the transfer of Common Stock. Any Person, together with its Affiliates and Associates, that beneficially holds 4.9% or more of the outstanding shares of Common Stock on March 16, 2009 will not be deemed an Acquiring Person unless and until such Person: (i) acquires the beneficial ownership of additional shares of Common Stock representing one-half of one percent (.5%) or more of the outstanding shares of Common Stock; or (ii) falls under 4.9% ownership of Common Stock and then re-acquires 4.9% or more of the Common Stock of the Company. The Board of Directors of the Company may, in its sole discretion, exempt any Person together with its Affiliates and Associates, from being deemed an Acquiring Person for purposes of the Rights Agreement if the Board of Directors of the Company determines that such Person's, together with its Affiliates' and Associates', ownership of Common Stock will not jeopardize or endanger the availability of the Tax Attributes to the Company and the Board of Directors of the Company may also, in its sole discretion, exempt any transaction from the provisions of the Rights Agreement.

        The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender or transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire on March 16, 2019 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

        The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

        The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

        Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $10.00 per share, and (b) an amount equal to 1000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

        Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

        In the event that any Person, together with its Affiliates and Associates, becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

        In the event that, after a Person, together with its Affiliates and Associates, has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the Person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

        At any time after any Person, together with its Affiliates and Associates, becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

        At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

        Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

        A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated March     , 2009. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 3 3 1 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 013MPA 1 U P X Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the president or other authorized officers. All co-owners must sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR the three nominees listed and FOR Proposals 2 and 3. 4. Transaction of such other business as may properly come before the meeting and any adjournments or postponements thereof. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 01 - Bruce Reimer 1. Election of Directors: For Withhold For Against Abstain 2. Approving the Stockholder Rights Plan. 3. Ratifying the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. 02 - Clifford D. Nastas 03 - Lawrence C. McQuade IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on November 19, 2009. Vote by Internet Log on to the Internet and go to www.investorvote.com/QUIX Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoint(s) Bruce Reimer and Joan R. Riley as proxies with full power of substitution and hereby directs them to vote the stock of the undersigned at the Annual Meeting of Stockholders of Quixote Corporation to be held at the Hotel Monaco, 225 North Wabash Avenue, Athens Room, Floor 3R, Chicago, Illinois, Thursday, November 19, 2009, at 10:00 a.m. Central Standard Time, and at any adjournments or postponements thereof, as indicated on the proposals set forth on the reverse side of this Proxy. This proxy card also constitutes voting instructions to the trustee of the Quixote Corporation (“Sponsor”) Incentive Savings Plan (“Plan”) to vote the shares of Common Stock of Quixote Corporation, if any, allocated to the undersigned’s Plan account pursuant to the instructions on the reverse side. Any allocated shares for which no instructions are timely received by the close of business on November 16, 2009 will be voted by the trustee as directed by the Plan Sponsor. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. Discretionary authority is conferred by the Proxy to vote on all matters, other than those specified on the reverse side, which may properly come before the meeting or any adjournment or postponement thereof. PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE . Proxy — Quixote Corporation IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

QuickLinks

  To the Stockholders of Quixote Corporation
  Proxy Solicitation
  Voting and Revocability of Proxy
  Record Date and Voting Rights
  Broker Non-Votes
PROPOSAL 1—ELECTION OF THREE DIRECTORS
  Information Concerning the Nominees for Director and Directors Continuing in Office
NOMINEES FOR DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2012
NOMINEE FOR DIRECTOR FOR A ONE-YEAR TERM EXPIRING IN 2010
DIRECTORS CONTINUING IN OFFICE
CORPORATE GOVERNANCE
  Corporate Governance Guidelines
  Director Independence
  Related Person Transactions
  Board Structure and Meetings
  Audit Committee Financial Experts
  Nominating Procedures
  Communications with Directors
COMPENSATION OF DIRECTORS
  Cash Compensation Paid to Non-Employee Board Members
  Stock Option Program
NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL 2009
EXECUTIVE COMPENSATION
  Compensation Discussion and Analysis
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
  Grants of Plan-Based Awards Table
GRANTS OF PLAN-BASED AWARDS
  Outstanding Equity Awards at Fiscal Year-End Table
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
  Option Exercises and Stock Vested Table
OPTION EXERCISES AND STOCK VESTED
AUDIT COMMITTEE REPORT
COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
PROPOSAL 2 TO APPROVE THE QUIXOTE CORPORATION RIGHTS AGREEMENT
PROPOSAL 3 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Audit and Other Fees Paid to Grant Thornton LLP
  Audit Fees
  Audit-Related Fees
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
MISCELLANEOUS
  Stockholder Proposals for the Annual Meeting to be held in 2010
  Compliance with Section 16 of the Securities Exchange Act of 1934
  Availability of Annual Report on Form 10-K
APPENDIX A
QUIXOTE CORPORATION and COMPUTERSHARE TRUST COMPANY, N.A. as Rights Agent
RIGHTS AGREEMENT Dated as of March 16, 2009
Table of Contents
RIGHTS AGREEMENT
  Exhibit A
FORM OF CERTIFICATE OF DESIGNATION of SERIES C JUNIOR PARTICIPATING PREFERRED STOCK of QUIXOTE CORPORATION Pursuant to Section 151 of the General Corporation Law of the State of Delaware
Series C Junior Participating Preferred Stock
  Exhibit B
Form of Right Certificate
RIGHT CERTIFICATE QUIXOTE CORPORATION
Form of Reverse Side of Right Certificate FORM OF ASSIGNMENT (To be executed by the registered holder if such holder desires to transfer the Right Certificate)
Form of Reverse Side of Right Certificate—continued FORM OF ELECTION TO PURCHASE (To be executed if holder desires to exercise Rights represented by the Right Certificate)
Form of Reverse Side of Right Certificate—continued
NOTICE
  Exhibit C
SUMMARY OF RIGHTS TO PURCHASE SHARES OF PREFERRED STOCK OF QUIXOTE CORPORATION